CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bill Liao, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Cirmaker Technology Corporation for the quarterly period ending January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Cirmaker Technology Corporation.

                                                                                                                                  _/s/___ Bill Liao___________

                                                                                                    Name:                    Bill Liao
                                                                                                    Title:                      Chief Executive Officer
                                                                                                    Date:                       September 5, 2003

 CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Steven D. Fellows, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Cirmaker Technology Corporation for the quarterly period ending January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Cirmaker Technology Corporation.

                                                                                                                                 _/s/ Steven D. Fellows____

                                                                                                     Name:                  Steven D. Fellows
                                                                                                     Title:                     Chief Financial Officer
                                                                                                     Date:                     September 5, 2003

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